UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 28, 2018
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, Arizona 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

As previously disclosed in Nuverra Environmental Solutions, Inc.’s (the Company) Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2018, Edward A. Lang III, the Company’s former Executive Vice President and Chief Financial Officer, left the Company to pursue other opportunities, effective November 30, 2018 (the Separation Date).

Pursuant to a Separation Agreement and Mutual Release entered into between Mr. Lang and the Company (the Separation Agreement) on November 28, 2018, Mr. Lang ceased to be an employee of the Company as of the Separation Date. The benefits provided to Mr. Lang under the Separation Agreement are substantially consistent with the benefits Mr. Lang would have been entitled to receive under his Employment Agreement, dated August 23, 2017 (Employment Agreement), Notice of Grant of Performance Restricted Stock Units and Award Agreement, dated February 23, 2018, and Notice of Grant of Restricted Stock Units and Award Agreement, dated February 23, 2018, had Mr. Lang’s employment been terminated pursuant to Section 9.a. of his Employment Agreement.

The foregoing description of the Separation Agreement is only a summary and does not purport to be a complete description of the terms and conditions under the Separation Agreement, and such description is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number	Description

99.1	Separation Agreement and Mutual Release, dated as of November 28, 2018, between the Company and Edward A. Lang III.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Separation Agreement and Mutual Release, dated as of November 28, 2018, between the Company and Edward A. Lang III.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: December 3, 2018	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer